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                                                                   EXHIBIT 10.10

                         COMPASS DESIGN AUTOMATION, INC.
                             1992 STOCK OPTION PLAN
                            (as amended May 3, 1993)

         1. Purposes of the Plan. The purposes of this 1992 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company, and to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant and as reflected in the Option Agreement.

         2. Definitions. As used herein, the following terms shall have the definitions set forth below:

               (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

               (b) "Applicable Laws" means the applicable laws, rules, regulations and any other legal requirements under state corporate and securities laws and the Code.

               (c)   "Board" means the Board of Directors of the Company.

               (d) "Buyout Notice" means that term as defined in Section 14(a) of the Plan.

               (e) "Buyout Price" means that term as defined in Section 14(a) of the Plan.

               (f) "Buyout Right" means that term as defined in Section 14(a) of the Plan.

               (g)   "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (i)   "Common Stock" means the Common Stock of the Company.

               (j) "Company" means Compass Design Automation, Inc., a Delaware corporation, and subsidiary of VLSI.

               (k) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render services and who is compensated for such services, and any Director, whether compensated for such services or not, provided that if the Company registers any class of its equity securities pursuant to Section 12 of the Exchange Act, the term "Consultant" thereafter shall not include Directors who are not compensated for their services as such or Directors who are paid only a director's fee by the Company.

               (l) "Continuous Status as an Employee or Consultant" means the continuous uninterrupted employment or consulting relationship with the Company or any Parent or Subsidiary of the Company. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave or any other personal leave; provided, however, that for

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purposes of Incentive Stock Options, any such leave may not exceed ninety (90)
days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

               (m) "Conversion Number" means that term as defined in Section 14(a) of the Plan.

               (n)   "Director" means a member of the Board.

               (o) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (p) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the day of determination, or, if no quote is available for such day, then on the most recent prior market trading day for which there was a quote as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the closing bid and the asked prices for the Common Stock on the day of determination, or, if no such prices are available for such day then on the most recent prior market trading day for which such prices are available, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or,

                     (iii) If (r)(i) and (r)(ii) above are not applicable, then in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board in its sole discretion, using such factors, in its sole judgment, as are relevant in measuring the value of Common Stock.

               (s) "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (t) "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an Incentive Stock Option.

               (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (v)   "Option" means a stock option granted pursuant to the Plan.

               (w)   "Option Agreement" means a written agreement between the

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Company and an Optionee in substantially the form set forth on Appendices I or
II attached to this Plan evidencing the terms and conditions of an individual Option grant. The Option Agreement is incorporated and made a part of the Plan. Each Option Agreement is subject to the terms and conditions of the Plan in all respects.

               (x) "Optioned Stock" means the Common Stock subject to an Option.

               (y) "Optionee" means an Employee or Consultant who holds an outstanding Option.

               (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (aa)  "Plan" means this 1992 Stock Option Plan.

               (bb) "Public Company" means a company that is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.

               (cc) "Purchaser" means an Employee or Consultant who exercises an Option.

               (dd) "Put Period" means the twenty (20) business day period specified by the Company during any year after April 30, 1995 (assuming the Company is not then a Public Company and assuming VLSI continues to own any shares of Preferred Stock of the Company or at least 50% of the outstanding shares of Common Stock) pursuant to Section 1(a) of Restricted Stock Purchase Agreements dated prior to May 3, 1993 during which a Purchaser may direct the Company (or its assignee) to repurchase shares held by such Purchaser as described in Section 1(a) of such Restricted Stock Purchase Agreements.

               (ee) "Restricted Stock Purchase Agreement" means a written agreement between the Company and a Purchaser substantially in the form attached as Appendix II evidencing the terms and conditions of the purchase of Shares pursuant to the exercise of an Option. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan in all respects.

               (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (gg) "Securities Act" means the Securities Act of 1933, as amended.

               (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (jj) "Unvested Option" means that term as defined in Section 14(a) of the Plan.

               (kk) "Valuation Date" means the last day of the fiscal year of the Company.

               (ll)  "VLSI" means VLSI Technology, Inc., a Delaware corporation.

               (mm) "Voting Power" means the number of votes which may be cast in the election of directors of the Company at any meeting of the stockholders of the Company if all securities entitled to vote in the election of directors of the Company were present and voted at such meeting.

               (nn)  "VLSI Change of Control" means that term as defined in

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Section 14(a) of the Plan.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,700,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated). Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan without stockholder approval therefor to the extent required by Section 14(b) of the Plan.

         4.    Administration of the Plan.

               (a)   Procedure.

                     (i) Multiple Administrative Bodies. If (A) the Company is not a Registered Public Company (defined below), or (B) the Company is a Registered Public Company and it is permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, non-Director Officers, and Employees who are neither Directors nor Officers.

                     (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to grants of Options to Employees who are also Officers or Directors when the Company has a class of equity securities registered under Section 12 of the Exchange Act (in which case the Company shall be referred to as a "Registered Public Company"), the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                     (iii) Administration With Respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company and grants made when the Company is not a Registered Public Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to any specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i) to select the Consultants and Employees to whom Options may be granted hereunder;

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                     (ii)   to determine whether and to what extent Options are
to be granted hereunder;

                     (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                     (iv) to approve forms of any Option Agreement and Restricted Stock Purchase Agreement;

                     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), and any restriction or limitation, or any waiver of forfeiture restrictions regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion;

                     (vi)   to construe and interpret the terms of the Plan;

                     (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                     (viii) to modify or amend each Option (with the consent of the Optionee);

                     (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

                     (x) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and Purchasers and any other holders of Options or Shares.

         5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

         6.    Limitations.

               (a) Each Option shall be designated as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (b) Neither the Plan nor any Option shall confer upon an Optionee or Purchaser any right with respect to continuing the Optionee's or Purchaser's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's or Purchaser's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         7. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the

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Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9.    Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                     (i)    In the case of an Incentive Stock Option

                            (A)  granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant,

                            (B)  granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii)   In the case of a Nonstatutory Stock Option

                            (A)  granted to an Employee or Consultant who, at
the time of the grant of such Nonstatutory Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (B)  granted to an Employee or Consultant, the per
Share exercise price shall not be less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

               (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, and such consideration shall be set forth in the Option Agreement. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (a) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10.   Exercise of Option.

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               (a)   Procedure for Exercise; Rights as a Stockholder. Any Option
granted hereunder shall be exercisable according to the terms of the Plan and applicable Option Agreement and at such times and under such conditions as determined by the Administrator.

                     An Option may not be exercised for a fraction of a Share.

                     Subject to Section 15 of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise and a Restricted Stock Purchase Agreement duly executed (in accordance with the terms of the Option Agreement) from the person entitled to exercise the Option, and
(ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee, or in the case of the Optionee's death, by the person entitled to exercise the Option in accordance with Section 10(d) of the Plan. The stock certificate evidencing such shares shall be issued as soon as practicable. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to Section 15 of the Plan, the Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Subject to the terms of the Option Agreement and Sections 12 and 14 of the Plan, in the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty days (30) from the date of termination or such other period of time as is specified in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the unexercisable portion of the Option shall terminate and the Shares covered thereby shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. Subject to the terms of the Option Agreement and Sections 12 and 14 of the Plan, in the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months (or such other period of time not exceeding twelve (12) months) from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the unexercisable portion of the Option shall terminate and the Shares covered thereby shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

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               (d)   Death of Optionee. Subject to the terms of the Option
Agreement and Sections 12 and 14 of the Plan, in the event of the death of an Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the unexercisable portion of the Option shall terminate and the Shares covered thereby shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify all Optionees at least fifteen (15) days prior to the taking of such proposed action. To the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

               (c) Merger, Consolidation or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice to the extent that Optionee was entitled to exercise it upon the expiration of such period, and, to the extent that Optionee was not entitled to exercise such Option upon the expiration of such period, or if Optionee does not exercise such Option to the extent so entitled within such period, the Option shall terminate. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, consolidation or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice thereof shall be provided within a reasonable time after the date of such grant.

         14.   Amendment and Termination of the Plan.

               (a)   Amendment and Termination.

                     (i) Subject to Section 14(a)(ii) below, the Board may at any time amend or terminate the Plan, as the Board may deem advisable.

                     (ii) The Plan shall terminate upon the exercise by VLSI of its "Buyout Right," as defined below. Subject to Applicable Laws, VLSI shall have the right (the "Buyout Right"), on or after the earlier of April 30, 1995 or a VLSI Change of Control (defined below) so long as (A) VLSI holds at least fifty percent (50%) of the total Voting Power of the Company and (B) the Company is not then a Public Company, at its sole discretion, to purchase all, but not less than all, of the shares of Common Stock issued under the Plan ("Outstanding Plan Shares") and Options (including portions of Options) which are outstanding and exercisable as of the date of the "Closing" (defined in Section 14(b)(ii)(A) below) ("Vested Options"). Unless assumed by VLSI pursuant to Section 14(a)(ii)(B) below, all Options not exercisable as of the date of the Closing ("Unvested Options") shall terminate as of the date of the Closing. For purposes of this Section 14(a)(ii), the term "VLSI Change of Control" means a merger or consolidation of VLSI with or into another corporation where the stockholders of VLSI hold less than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such merger or consolidation.

                            (A)  VLSI shall exercise its Buyout Right by giving
written notice (the "Buyout Notice") to holders of Outstanding Plan Shares and to holders of Options indicating its intention to exercise such Buyout Right and setting forth the purchase price (the "Buyout Price") and the date of closing (the "Closing), which shall occur prior to the later of 90 days from the date of the Buyout Notice or the receipt of any necessary federal, state or other regulatory approvals. The Buyout Price for each Outstanding Plan Share shall be the price per share that is determined by an investment banking firm selected by VLSI, taking into account such factors as the investment banking firm deems relevant, including without limitation, the Company's historical performance, estimates of the business potential and earnings prospects of the Company and assessment of the Company's management. The Buyout Price for Vested Options shall be the difference between (A) the product of (x) the Buyout Price per Outstanding Plan Share, multiplied by (y) the number of shares as to which the Vested Option was exercisable as of the date of the Closing, less (B) the Exercise Price of the Vested Option (relating to such shares) and any applicable withholding taxes.

                            (B)  Notwithstanding the above, VLSI may, in its
sole discretion, elect to assume all Unvested Options in lieu of purchasing them. Each Unvested Option assumed by VLSI shall continue to be on the same terms and conditions (including without limitation the vesting provisions) except that (1) each Unvested Option will be exercisable for that number of shares of VLSI Common Stock that is equal to the product of (v) the number of Shares subject to such Unvested Option multiplied by (x) the "Conversion Number" (defined below), rounded down to the nearest share and (2) the exercise price will be the quotient of (y) the Exercise Price divided by (z) the Conversion Number, rounded up to the nearest cent. The "Conversion Number" shall be equal to the number of shares of VLSI Common Stock for which each Outstanding Plan Share would be exchanged pursuant to Section 1(c) of the Restricted Stock Purchase Agreement, assuming that VLSI were paying the total Buyout Price (defined below) with shares of VLSI Common Stock. It is intended that the assumed Unvested Options will qualify following VLSI's exercise of its Buyout Right as incentive stock options to the extent such Unvested Options qualified as incentive stock options immediately prior to such date.

                            (C)  The Closing shall take place at the Company's
office or at such other address as specified in the Buyout Notice. At the Closing, the holder of the certificates for the Outstanding Plan Shares and/or any Options being transferred shall deliver to the Company the stock certificate or certificates evidencing such Outstanding Plan Shares and the Option Agreement(s) relating to such Options, in exchange for the Buyout Price and, if applicable, documents evidencing the assumption of Unvested Options. VLSI may pay the Buyout Price by any following methods at VLSI's option (i) by delivery to the Optionee or Purchaser (or his or her legal representative or successor, as the case may be) of a VLSI check in the amount of a Buyout Price, (ii) in the event the Optionee or Purchaser is indebted to VLSI, by cancellation by VLSI of an amount of such undebtedness equal to the Buyout Price, or (iii) by issuance to the Optionee or Purchaser of shares of VLSI Common Stock, which have been registered under the Securities Act of 1933, as amended upon original issuance or which have been registered by VLSI under the Act for resale by the Optionee or Purchaser, such shares to be valued based on the closing price (or, if no such price is quoted, the mean of the closing bid and ask prices) of VLSI Common Stock as of the date of the Buyout Notice, or (iv) any combination of (i), (ii) and (iii) above.

                            (D)  The Company and VLSI make no representations as
to the tax consequences of the exercise of the Buyout Right and each Purchaser or Optionee is urged to consult with his or her tax advisor as to the implications of VLSI's exercise of the Buyout Right.

               (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         15.   Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by or desirable under any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

         18. Information to Optionees. The Company shall provide to each Optionee during the period for which such Optionee has one or more Options outstanding, copies of a balance sheet and an income statement of the Company at least annually and copies of all other annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

         19. Legal Fees and Expenses. In the event that any stockholder or optionee of the Company instigate litigation or other legal proceeding in connection with the rights and obligations of VLSI as set forth in this Plan, the Option Agreement or Restricted Stock Purchase Agreement, the party bringing such action shall pay VLSI's legal fees and expenses in the event VLSI prevails.